Exhibit 10.20

Form of Subscription Agreement between the Company and the investors in the Company’s December 2008 offering of Units consisting of Notes and Warrants

Anpath Group, Inc.

SUBSCRIPTION DOCUMENTS

December 1, 2008

ANPATH GROUP, INC.

SUBSCRIPTION INSTRUCTIONS

IMPORTANT:  PLEASE READ THE ATTACHED SUBSCRIPTION AGREEMENT CAREFULLY BEFORE COMPLETING AND SIGNING IT.  THERE ARE SIGNIFICANT REPRESENTATIONS CONTAINED IN THE SUBSCRIPTION AGREEMENT.

All subscribers must complete and execute the documents contained in this booklet in accordance with the instructions set forth below.  Any questions you may have concerning these documents should be directed to Stephen Hoelscher, telephone (704) 658-3350.

INSTRUCTIONS

1.           Fill in the requested information and Sign the Subscription Agreement.

2.           Fill in the Investor Information form attached as Annex A to the Subscription Agreement.

3.           Individual Investors – Fill in and Sign the Certificate for Individual Investors attached as Annex B to the Subscription Agreement.

4.           Entity Investors - Fill in and Sign the Certificate for Entity Investors attached as Annex C to the Subscription Agreement.

5.           Fax all forms to Stephen Hoelscher at (704) 658-3358 and then Send all signed original documents with a check (if applicable) to:

Anpath Group, Inc.
116 Morlake Drive
Suite 201
Mooresville, NC 28117
Attention:  Stephen Hoelscher

6.           Please make your subscription payment payable to the order of “SIGNATURE BANK – AS ESCROW AGENT FOR ANPATH GROUP, INC.”

To wire funds directly see the following instructions:

Bank Name:	Signature Bank
Bank Address:	261 Madison Avenue, New York, New York 10016
Acct. Name:	Signature Bank as Escrow Agent for ANPATH GROUP, INC.
ABA Number:	026013576
A/C Account #:	1501156309
FBO:	Investor Name
Social Security or EIN Number
Address

           Each investor who executes a Subscription Agreement and the other documents contained in this package (individually an “Investor” and collectively, the “Investors”) will purchase the number of units (the “Units”) set forth on the signature page to such Subscription Agreement at a purchase price of $10,000 per Unit.  Each Unit consists of one (1) 8% Subordinated Convertible Promissory Note (a “Note”) and a five (5) year warrant (a “Warrant”), exercisable for the purchase of 20,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).  Subscriptions for the Units will be made in accordance with and subject to the terms and conditions of the Subscription Agreement.  The Units are being offered (the “Offering”) on a “best efforts” all or none basis up to 50 Units (the “Minimum Amount”) and thereafter on a reasonable efforts basis up to 500 Units ($5,000,000) (the “Maximum Amount”).  The minimum investment amount that may be purchased by an Investor is one Unit ($10,000) (the “Minimum Investor Purchase”); provided however, the Company may in its sole discretion, accept an Investor subscription for an amount less than the Minimum Investor Purchase.

The Offering is being made solely to “accredited investors” (as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)).

All subscription funds will be held in the Company’s non-interest bearing escrow account at Signature Bank, 261 Madison Avenue, New York, New York 10016.  The Offering will terminate on or before December 31, 2008 (the “Initial Offering Period”), which period may be extended by the Company to a date no later than February 20, 2009 (the “Termination Date”, with this additional period, together with the Initial Offering Period, being referred to as the “Offering Period”).  The Company may hold an initial closing (“Initial Closing”) at any time after the receipt of accepted subscriptions equal to the Minimum Amount on or prior to the Termination Date.  After the Initial Closing, subsequent closings with respect to additional Units may take place at any time, as determined jointly by the Company (each such closing, together with the Initial Closing, being referred to as a “Closing”).  In the event that a Closing is not held prior to the Termination Date, the Company will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each subscriber.

If the Company rejects a subscription, either in whole or in part (which decision is in its sole discretion), the rejected subscription funds or the rejected portion thereof will be returned promptly to such subscriber without interest accrued thereon.

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of [________________], 200__, by and between Anpath Group, Inc., a Delaware corporation (the “Company”) and the investor identified on the signature page to this Agreement (the “Investor”).

A.
WHEREAS, pursuant to the Company’s Confidential Private Placement Memorandum, dated December 1, 2008, the Company is offering (the “Offering”), upon the terms and conditions stated in this Agreement, a minimum of 50 units (the “Minimum Amount”) and a maximum of 500 units (the “Maximum Amount”); at a purchase price of $10,000 per unit (each, a “Unit”), each Unit consisting of:

(a)	one 8% subordinated convertible promissory note (a “Note”) convertible into shares (the “Conversion Shares”) of common stock of the Company, par value $0.0001 per share (the “Common Stock”); and

(b)	a warrant (the “Warrant”) to purchase 20,000 shares of Common Stock at an exercise price of $0.75 per share (the “Warrant Shares”);

B.	WHEREAS, the Units, Notes, Conversion Shares, Warrants and Warrant Shares issued pursuant to this Agreement are collectively referred to herein as the “Securities;”

C.
WHEREAS, the Company may engage registered broker dealers and other persons (“Selling Agents”) to offer and sell Units in the Offering and may pat to such Selling Agents the compensation disclosed in the Memorandum;

D.
WHEREAS, contemporaneous with the sale of the Units, the parties hereto will execute and deliver a Registration Rights Agreement, substantially in the form attached as Exhibit D to the Memorandum (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights with respect to the Conversion Shares and the Warrant Shares under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to the sale and purchase of the Units as set forth herein.

Definitions

For purposes of this Agreement, the terms set forth below shall have the corresponding meanings provided below.

.1 “Affiliate” means, with respect to any specified Person:

.1 if such Person is an individual, the spouse of that Person and, if deceased or disabled, his heirs, executors, or legal representatives, if applicable, or any trusts for the benefit of such individual or such individual’s spouse and/or lineal descendants, or

.2 otherwise, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified.  As used in this definition, “control” shall mean the possession, directly or indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument.

.2 “Business Day” means any day on which banks located in New York City are not required or authorized by law to remain closed.

.3 “Closing” and “Closing Date” as defined in Section 2.7.

.4 “Common Stock” as defined in the recitals above.

.5 “Company Financial Statements” as defined in Section 6.5 hereto.

.6 “Company’s knowledge” means the information and/or other items that the executive officers (as defined in Rule 405 under the Securities Act) of the Company have actual knowledge of  after due inquiry.

.7 “Escrow Account” means the Company’s non-interest bearing account at Signature Bank, 261 Madison Avenue, New York, New York 10016 (the “Escrow Agent”).

.8 “Escrow Agreement” means the Escrow Agreement, dated November 26, 2008, by and among the Company and the Escrow Agent.

.9 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

.10 “Final Closing Date” as defined in Section 2.7.

.11 “Initial Closing” as defined in Section 2.7.

.12 “Investor Certification” as defined in Section 2.6.

.13 “Liens” means any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer or other defect of title of any kind.

.14 “Material Adverse Effect” means a material adverse effect on, and a “Material Adverse Change” means a material adverse change in:

.1 the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole; or

.2 the ability of the Company to perform its obligations under the Transaction Documents,

but, to the extent applicable, shall exclude any circumstance, change or effect to the extent resulting or arising from: (i) any change in general economic conditions in the industries or markets in which the Company and its Subsidiaries operate so long as the Company and its Subsidiaries are not disproportionately (in a material manner) affected by such changes; (ii) national or international political conditions, including any engagement in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack so long as the Company and its Subsidiaries are not disproportionately (in a material manner) affected by such changes; (iii) changes in United States generally accepted accounting principles, or the interpretation thereof; or (iv) the entry into or announcement of this Agreement, actions contemplated by this Agreement, or the consummation of the transactions contemplated hereby.

.15 “Maximum Amount” as defined in the recitals above.

.16 “Minimum Amount” as defined in the recitals above.

.17 “Person” shall mean an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

.18 “Memorandum” means the Company’s Confidential Private Placement Memorandum, dated December 1, 2008, together with any and all amendments and/or supplements thereto.

.19 “Regulation D” as defined in Section 4.11 hereto.

.20 “Registration Rights Agreement” as defined in the recitals above.

.21 “Rule 144” as defined in Section 4.10(c) hereto.

.22 “SEC” means the United States Securities and Exchange Commission.

.23 “SEC Reports” means all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC pursuant to the reporting requirements of the Exchange Act since December 31, 2008.

.24 “Securities” as defined in the recitals above.

.25 “Securities Act” means the Securities Act of 1933, as amended.

.26 “Selling Agents” as define in the recitals above.

.27 “Shares” as defined in the recitals above.

.28 “Subsidiaries” shall mean any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any controlling equity or other controlling ownership interest or otherwise controls through contract or otherwise.

.29 “Transaction Documents” shall mean this Agreement, the Memorandum, the Registration Rights Agreement, the Warrants and the Escrow Agreement.

.30 “Transfer” shall mean any sale, transfer, assignment, conveyance, charge, pledge, mortgage, encumbrance, hypothecation, security interest or other disposition, or to make or effect any of the above.

.31 “Warrant Shares” as defined in the recitals above.

.32 “Warrants” as defined in the recitals above.

Sale and Purchase of Units.

.33 Subscription for Units.    Subject to the terms and conditions of this Agreement, the undersigned Investor hereby subscribes for and agrees to purchase the number of Units set forth on the signature page to this Subscription Agreement, at a purchase price of $10,000 per Unit.

.34 Terms of the Securities.  The terms of the Notes are as described in the form of Note attached to the Memorandum as Exhibit B and the terms of the Warrants are as described in the form of Warrant attached to the Memorandum as Exhibit C.

.35 Payment.  The Investor encloses herewith a check payable to, or will immediately make a wire transfer payment to, “Signature Bank, as Escrow Agent for Anpath Group, Inc.,” in the full amount of the purchase price of the Units being subscribed for.

.36 Deposit of Funds.  All payments made as provided in Section 2.3 hereof will be deposited by the Company in the Company’s Escrow Account.  In the event that the Company does not effect a Closing (as defined below), on or before December 31, 2008 (the “Initial Offering Period”), which period may be extended by the Company in its sole discretion to a date no later than February 20, 2009 (the “Termination Date”, with this additional period, together with the Initial Offering Period, being referred to herein as the “Offering Period”), the Company will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to the Investor.

.37 Acceptance of Subscription.  The Investor understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for the Units, in whole or in part, notwithstanding prior receipt by the Investor of notice of acceptance of this or any other subscription.  The Company will have no obligation hereunder until the Company executes and delivers to the Investor an executed signature page to this Subscription Agreement.  If an Investor’s subscription is rejected in whole or the Offering is terminated, all funds received from the Investor will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will thereafter be of no further force or effect.  If an Investor’s subscription is rejected in part, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted.

.38 Closing Deliveries.  Together with the check for, or wire transfer of, the full purchase price, the Investor is delivering a completed and executed signature page to this Agreement and a completed investor certification attached hereto as Annex B or Annex C as applicable (the “Investor Certification”).

.39 Closings.  The Company may hold an initial closing (“Initial Closing”) at any time after the receipt of accepted subscriptions prior to the Termination Date equal to the Minimum Amount.  After the Initial Closing, subsequent Closings with respect to additional Units may take place at any time, as determined by the Company, with respect to subscriptions accepted prior to the Termination Date (each such closing, together with the Initial Closing, being referred to as a “Closing”).  The date of each Closing shall be referred to herein as a “Closing Date” and the date of the final Closing shall be referred to herein as the “Final Closing Date.”

.40 Offering to Accredited Investors.  This Offering is limited to accredited investors as defined in Section 2(15) of the Securities Act, and Rule 501 under Regulation D, and is being made without registration under the Securities Act in reliance upon the exemptions contained in Sections 4(2) of the Securities Act, Rule 506 under Regulation D and applicable state securities laws.

Acknowledgements of the Investor.

The undersigned Investor hereby acknowledges that:

.41 Resale Restrictions.  None of the Securities have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, none of the Securities may be offered or sold by the Investor except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with applicable state securities laws.

.42 Legends on Notes, Conversion Shares, Warrants and Warrant Shares.  The Investor understands that, certificates evidencing the Notes, the Conversion Shares, the Warrants and Warrant Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates evidencing such Conversion Shares and Warrant Shares):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

If required by the authorities of any state in connection with the issuance or sale of the Notes, the Conversion Shares, the Warrants or any Warrant Shares, the certificates will also bear any legend required by such state authority.

.43 Agreements.  It has received and carefully read each of the Transaction Documents.

.44 Independent Advice.  The Investor has been advised to consult the Investor’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and neither the Company nor the Selling Agents, if any, is in any way, directly and/or indirectly, responsible) for compliance with:

.1 any applicable laws of the jurisdiction in which the Investor is resident in connection with the distribution of the Securities hereunder, and

.2 applicable resale restrictions.

.45 No Insurance.  There is no government or other insurance covering any of the Securities.

Representations, Warranties and Acknowledgments of the Investor.

The undersigned Investor hereby represents and warrants to the Company that:

.46 Capacity.  The Investor: (i) if a natural person, represents that the Investor has reached the age of 21 and has full authority, legal capacity and competence to enter into, execute and deliver this Agreement and the Transaction Documents to which the Investor is a party and all other related agreements or certificates and to take all actions required pursuant hereto and thereto and to carry out the provisions hereof and thereof and, (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, such entity has full power and authority to execute and deliver this Agreement, the Transaction Documents to which it is a party and all other related agreements or certificates and to take all actions required pursuant hereto and thereto and to carry out the provisions hereof and thereof and to purchase and hold the Units, the execution and delivery of this Agreement and the Transaction Documents to which it is a Party have been duly authorized by all necessary action; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a Party in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Investor is executing this Agreement and the Transaction Documents, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and the Transaction Documents to which it is a party and make an investment in the Company.

.47 No Violation of Corporate Governance Documents.  If the Investor is a corporation or other entity, the entering into of this Agreement and the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the charter or other organizational documents, bylaws or other constating documents of, the Investor or of any agreement, written or oral, to which the Investor may be a party or by which the Investor is or may be bound.

.48 Binding Agreement.  The Investor has duly executed and delivered this Agreement and the other Transaction Documents to which it is a party, and this Agreement and the other Transaction Documents constitute a valid and binding agreement of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principals of equity, or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

.49 No SEC Review or Approval.  Neither the SEC nor any other securities commission, securities regulator or similar regulatory authority has reviewed or passed on the merits of the Securities or on any of the documents reviewed or executed by the Investor in connection with the sale of the Securities.

.50 Purchase Entirely for Own Account.  The Securities are being acquired for the Investor’s own account, not as nominee or agent, for investment purposes only and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act, without prejudice, however, to the Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.

.51 Not a Broker-Dealer.  The Investor is neither a registered representative under the Financial Industry Regulatory Authority (“FINRA”), a member of FINRA or associated or Affiliated with any member of FINRA, nor a broker-dealer registered with the SEC under the Exchange Act or engaged in a business that would require it to be so registered, nor is it an Affiliate of a such a broker-dealer or any Person engaged in a business that would require it to be registered as a broker-dealer. In the event the Investor is a member of FINRA, or associated or Affiliated with a member of FINRA, the Investor agrees, if requested by FINRA, to sign a lock-up, the form of which shall be satisfactory to FINRA with respect to the Notes, Conversion Shares, Warrants and the Warrant Shares.

.52 Not an Underwriter.  The Investor is not an underwriter of the Common Stock, nor is it an Affiliate of an underwriter of the Common Stock.

.53 Investment Experience.  The Investor acknowledges that the purchase of the Securities is a highly speculative investment and that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial and/or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

.54 Disclosure of Information.  The Investor has had an opportunity to receive, and fully and carefully review, all information related to the Company and the Securities requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.   The Investor acknowledges that it has received, and fully and carefully reviewed and understands all of the Transaction Documents, including, but not limited to, the Memorandum describing, among other items, the Company, its business, its risks, the Securities and the offering of the Securities.  Investor acknowledges that it has received, either in hardcopy or electronically, copies of the SEC Reports, and has fully and carefully reviewed and understands the SEC Reports.  The Investor understands that its investment in the Securities involves a high degree of risk.  The Investor’s decision to enter into this Agreement has been made based solely on the independent evaluation of the Investor and its representatives.  The Investor has received such accounting, tax and legal advice from Persons other than the Company as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities.

.55 Restricted Securities.  The Investor understands that the sale or re-sale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities, as applicable, may not be transferred unless:

.1 they are sold pursuant to an effective registration statement under the Securities Act; or

.2 they are sold pursuant to a valid exemption from the registration requirements of the Securities Act and, if required by the Company, the Investor shall have delivered to the Company, at the Investor’s sole cost and expense, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from the registration requirements of the Securities Act, which opinion shall be acceptable to the Company; or

.3 they are sold or transferred to an “affiliate” (as defined in Rule 144, promulgated under the Securities Act (or a successor rule (“Rule 144”)) of the Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 4.10 and who is an accredited investor, or

.4 they are sold pursuant to Rule 144.

The Investor understands that any sale of the Securities made in reliance of Rule 144 may be made only in accordance with the terms of Rule 144 and other than as provided in the Transaction Documents, neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

.56 Accredited Investor.  The Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act. (“Regulation D”).

.57 No General Solicitation.  The Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation, and is not aware of any public advertisement or general solicitation in respect of the Company or its securities.

.58 Brokers and Finders.  The Investor will not have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or any other Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investor.

.59 Prohibited Transactions.  Other than with respect to the transactions contemplated herein, since the earlier to occur of (i) the time that the Investor was first contacted by the Company, or any other Person regarding an investment in the Company and (ii) the thirtieth (30th) day prior to the date hereof, neither the Investor nor any Affiliate of the Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the Investor’s investments or trading or information concerning the Investor’s investments, including in respect of the Securities, or (z) is subject to the Investor’s review or input concerning such Affiliate’s investments or trading decisions (collectively, “Trading Affiliates”) has, directly or indirectly, nor has any Person acting on behalf of, or pursuant to, any understanding with the Investor or Trading Affiliate effected or agreed to effect any transactions in the securities of the Company or involving the Company’s securities (a “Prohibited Transaction”).

.60 Governmental Review.  The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities.

.61 Residency.  The Investor is a resident of the jurisdiction set forth in the Investor Questionnaire provided separately.

.62 Reliance on Exemptions.  The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.  All of the information which the Investor has provided to the Company is true, correct and complete as of the date of this Agreement, and if there should be any change in such information prior to the Closing, the Investor will immediately provide the Company with such information.

.63 Conflicts.  The Investor understands that Affiliates and/or employees of the Company and/or the Selling Agents, if any, may, but are not obligated to, purchase Securities in the Offering and any and all such Securities purchased shall be counted toward the Minimum Amount and the Maximum Amount.

.64 Selling Agent Compensation.  The Investor understands that Selling Agents, if any, used by the Company in connection with this Offering will receive the compensation set forth in the Memorandum for Units place by such Selling Agents.

Covenants of the Company.

.65 Furnishing of Information.  For the two year period after the Final Closing Date, the Company covenants to use its reasonable efforts to (a) file all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and (b) make and keep adequate “current public information” (as such term is described in Rule 144) available.

.66 Rule 144 Sales.  In connection with any proposed sale of Conversion Shares or Warrant Shares pursuant to Rule 144 (or any successor provision) by the Investor, the Company covenants that it shall take such reasonable action as the Investor may request (including, without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of Conversion Shares or Warrant Shares under Rule 144), all to the extent required from time to time to enable the Investor to sell Conversion Shares or Warrant Shares without registration under the Securities Act pursuant to the provisions of Rule 144 under the Securities Act (or any successor provision).

.67 Filing of Tax Reports.  The Company shall, and shall cause each of its Subsidiaries to prepare and timely file (or obtain extensions in respect thereof and file within the applicable grace period) all tax returns and tax reports required to be filed by each of them in all required jurisdictions after the date hereof pursuant to applicable tax laws.

Representations and Warranties of the Company.

The Company represents, warrants and covenants to the Investor that:

.68 Organization; Execution, Delivery and Performance.

.1 The Company and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

.2 The Company has no Subsidiaries other than those set forth in the SEC Reports.  Except as set forth in the SEC Reports, the Company owns, directly or indirectly, all of the capital stock of each Subsidiary.

.3 (i)           The Company has all requisite corporate power and authority to enter into and perform this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and thereof; (ii) the execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders, is required except as expressly contemplated by this Agreement; (iii) each of the Transaction Documents has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is a true and official representative with authority to sign each such document and the other documents or certificates executed in connection herewith and bind the Company accordingly; and (iv) each of the Transaction Documents constitutes, and upon execution and delivery thereof by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principals of equity, or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

.69 Conversion Shares and Warrants Duly Authorized, Etc.  The Conversion Shares will be duly authorized and reserved for future issuance and, upon conversion of the Notes in accordance with their terms, will be duly and validly issued, fully paid and non-assessable, and free from all taxes or Liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of stockholders of the Company and/or any other Person.  The Warrant Shares will be duly authorized and reserved for future issuance and, upon exercise of the Warrants in accordance with their terms, will be duly and validly issued, fully paid and non-assessable, and free from all taxes or Liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of stockholders of the Company and/or any other Person.

.70 Capitalization.  The authorized capital stock of the Company is as set forth in the SEC Reports.  The capital stock of the Company conforms to the description thereof contained in the SEC Reports and, except as set forth in the SEC Reports, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of common stock of or ownership interests in the Company are outstanding.

.71 Financial Statements.  The consolidated historical financial statements and schedules of the Company and its consolidated Subsidiaries included in the SEC Reports (the “Company Financial Statements”) present fairly the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of Regulation S-X and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved.

.72 No Litigation; Governmental Proceedings.  No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Subscription Agreement or the other Transaction Documents or the consummation of any of the transactions contemplated hereby or thereby, or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated by the SEC Reports.

.73 Ownership of Properties.  Each of the Company and its Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

.74 No Defaults.  Neither the Company nor any of its Subsidiaries is in (i) violation or default of any provision of its charter or bylaws; (ii) default or material violation of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) default or material violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable.

.75 Tax Returns.  The Company has filed all U.S. federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect and except as set forth in or contemplated in the SEC Reports.

.76 No Securities Act Registration.  Assuming the accuracy of the Investor’s representations and warranties set forth in this Subscription Agreement, no registration under the Act of the Securities is required for the offer and sale of the Securities to the Investor in the manner contemplated herein and in the Memorandum.

.77 No Material Changes.  Except as set forth in SEC Reports, since March 31, 2008, there has not been:

.1 Any Material Adverse Change in the financial condition, operations or business of the Company from that shown on the Company Financial Statements, or any material transaction or commitment effected or entered into by the Company outside of the ordinary course of business;

.2 To the Company’s Knowledge, any effect, change or circumstance which has had, or could reasonably be expected to have, a Material Adverse Effect; or

.3 Any incurrence of any material liability outside of the ordinary course of business.

.78 No General Solicitation. The Company has not, and to the Company’s knowledge no other Person has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the Securities Act, with respect to any of the Securities being offered hereby.

.79 Books and Records. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the businesses of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

.80 Disclosure. All information relating to or concerning the Company and its officers, directors, employees, customers or clients set forth in the Memorandum does not contain an untrue statement of material fact or omit to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

Transfer Restrictions.

.81 Transfer or Resale.  Except as provided in the Registration Rights Agreement, the resale of the Securities by the Investor has not been and will not be registered under the Securities Act or any applicable state securities laws, and that none of the Securities may be transferred or sold by the Investor unless:

.1 they are sold pursuant to an effective registration statement under the Securities Act;

.2 they are being sold pursuant to a valid exemption from the registration requirements of the Securities Act and, if required by the Company, the Investor shall have delivered to the Company, at the Investor’s sole cost and expense, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from the registration requirements of the Securities Act, which opinion shall be acceptable to the Company;

.3 the Securities are sold or transferred to an “affiliate” (as defined in Rule 144) of the Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 7.1 and who is an Accredited Investor; or

.4 the Securities are sold pursuant to Rule 144.

Conditions to Closing of the Investor.

The obligation of the Investor to purchase the Units at the Closing is subject to the fulfillment to the Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Investor:

.82 Representations and Warranties.  The representations and warranties made by the Company in Section 6 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 6 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.  The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

.83 Approvals.  The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

.84 Judgments, Etc.  No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

.85 Stop Orders.  No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body having jurisdiction over the Company or the market(s) where the Company’s Common Stock is listed or quoted, with respect to public trading in the Common Stock.

Conditions to Closing of the Company.

The obligations of the Company to effect the transactions contemplated by this Agreement are subject to the fulfillment at or prior to each Closing Date of the conditions listed below:

.86 Representations and Warranties.  The representations and warranties made by the Investor in Section 4 shall be true and correct in all material respects at the time of Closing as if made on and as of such date.

.87 Corporate Proceedings.  If the Investor is a corporation or other entity, all corporate and other proceedings required to be undertaken by the Investor in connection with the transactions contemplated hereby shall have occurred and all documents and instruments incident to such proceedings shall be reasonably satisfactory in substance and form to the Company.

.88 Agreements.  The Investor shall have completed and executed this Agreement, the other Transaction Documents to which it is a party and shall have completed the Investor Certification, and delivered the same to the Company

.89 Purchase Price.  The Investor shall have delivered or caused to be delivered the full purchase price for the Units subscribed for to the Company.

.90 Minimum Amount.  The Minimum Amount shall have been raised.

Indemnification.

.91 Indemnification by the Company.  The Company expressly and irrevocably agrees to indemnify and hold harmless the Investor and its Affiliates and their respective directors, officers, employees and agents (the “Investor Indemnitees”) from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses as and when incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Investor Indemnitees may become subject, insofar as such Losses arise out of or are based upon any breach of representation, warranty, covenant or agreement made by the Company under the Transaction Documents and will reimburse any such Investor Indemnitees for all such amounts as they are incurred by such Investor Indemnitees.

.92 Indemnification by the Investor.  The Investor agrees to indemnify and hold harmless the Company, the Selling Agents, if any, and their respective Affiliates, directors, officers, employees and agents (collectively, the “Company Indemnitees”) from and against any and all Losses to which such Company Indemnitees may become subject, insofar as such Losses arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact made by the Investor and contained in the Transaction Documents or in the Investor Certification, or (b) any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Investor under the Transaction Documents or in the Investor Certification, and will reimburse any such Company Indemnitees for all such amounts as they are incurred by such Company Indemnitees.  The Selling Agents, if any, are third-party beneficiaries of this Section 10.

.93 Notices.  Promptly after receipt by any Investor Indemnitees or Company Indemnitees, as applicable, of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 10, such Investor Indemnitees or Company Indemnitees, as applicable, shall promptly notify the other party in writing and such other party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Investor Indemnitees or Company Indemnitees, as applicable, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Investor Indemnitees or Company Indemnitees, as applicable, so to notify the other party shall not relieve the other party of its obligations hereunder except to the extent that the other party is materially prejudiced by such failure to notify.  In any such proceeding, any Investor Indemnitees or Company Indemnitees, as applicable, shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Investor Indemnitees or Company Indemnitees, as applicable, unless:

.1 the Investor Indemnitees and Company Indemnitees shall have mutually agreed to the retention of such counsel; or

.2 in the reasonable judgment of counsel to such Investor Indemnitees or Company Indemnitees, as applicable, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

.94 Settlements.  Neither the Investor Indemnitees or Company Indemnitees, as applicable, shall be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the other party shall indemnify and hold harmless such Investor Indemnitees or Company Indemnitees, as applicable, from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.  Without the prior written consent of the Investor Indemnitees or Company Indemnitees, as applicable, which consent shall not be unreasonably withheld, the other party shall not effect any settlement of any pending or threatened proceeding in respect of which any Investor Indemnitees or Company Indemnitees, as applicable, is or could have been a party and indemnity could have been sought hereunder by such Investor Indemnitees or Company Indemnitees, as applicable, unless such settlement includes an unconditional release of such Investor Indemnitees or Company Indemnitees, as applicable, from all liability arising out of such proceeding.

Miscellaneous.

.95 Compensation of Placement Agent, Brokers, etc.  The Investor acknowledges that it is fully aware that the Company may use Selling Agents to place Units and may pay to such Selling Agents at each Closing compensation consisting of (i) cash commissions of up to ten (10%) percent of the gross proceeds from the sale of Units placed by such Selling Agents and (ii) warrants (the “Agent Warrants”) to purchase that number of shares of Common Stock as shall equal up to fifteen (15%) percent of the Conversion Shares underlying the Units placed by such Selling Agents.

.96 Blue Sky Qualification.  The purchase of Securities under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable Federal and state securities laws.  The Company will not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company will be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

.97 Notices.  All notices, requests, demands and other communications provided in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by facsimile (with receipt confirmed by the sender’s transmitting device) in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.

The Company:

Anpath Group, Inc.
116 Morlake Drive, Suite 201
Mooresville, NC  28117
Telephone: (704) 658-3350
Facsimile:  (704) 658-3358
Attention: J. Lloyd Breedlove
Chief Executive Officer

The Investor:

As per the contact information provided on the signature page hereof.

.98 Survival of Representations and Warranties.  Each party hereto covenants and agrees that the representations and warranties of such party contained in this Agreement shall survive the Closing.

.99 Entire Agreement. This Agreement and the other Transaction Documents contain the entire agreement between the Company and the Investor in respect of the subject matter contained herein and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter contained herein.

.100 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

.101 Publicity. The Company shall be entitled, without the prior approval of the Investor, to make any press release or SEC or other regulatory filings with respect to such transactions as is expressly required by applicable law and regulations.

.102 Binding Effect; Benefits.  This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; nothing in this Agreement, expressed or implied, is intended to confer on any persons other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

.103 Amendment; Waivers. All modifications, amendments or waivers to this Agreement shall require the written consent of both the Company and a majority in interest of the Investors (based on the number of Units purchased hereunder).

.104 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed solely and exclusively in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the sole and exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby (a “Proceeding”).  Each of the parties hereto irrevocably consents to the sole and exclusive jurisdiction of any such court in any such Proceeding and to the laying of venue in such court.  Each party hereto expressly and irrevocably waives any objection to the laying of venue of any such Proceeding brought in such courts and irrevocably waives any claim that any such Proceeding brought in any such court has been brought in an inconvenient forum.  The successful party in any Proceeding shall be entitled to its legal fees and expenses from the losing party.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

.105 Confidentiality.  The Investor acknowledges and agrees that any information or data the Investor has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence (the “Confidential Information”).  Any distribution of the Confidential Information to any person other than the Investor named above, in whole or in part, or the reproduction of the Confidential Information, or the divulgence of any of its contents (other than to the Investor’s tax and financial advisers, attorneys and accountants, who will likewise be required to maintain the confidentiality of the Confidential Information) is unauthorized, except that any Investor (and each employee, representative, or other agent of the Investor) may disclose to any and all persons, without limitations of any kind (except as provided in the next sentence) the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the Investor relating to such tax treatment and tax structure.  Any such disclosure of the tax treatment, tax structure and other tax-related materials shall not be made for the purpose of offering to sell the securities offered hereby or soliciting an offer to purchase any such securities.  Except as provided above with respect to tax matters, the above named Investor, agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any Confidential Information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and Confidential Information obtained by or given to the Company about or belonging to third parties.

.106 Further Assurances.  Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

.107 Counterparts. This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.  In the event that any signature (including a financing signature page) is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

.108 Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

           IN WITNESS WHEREOF, the undersigned Investor and the Company have caused this Subscription Agreement to be duly executed as of the date first above written.

ANPATH GROUP, INC.

By:
Name:
Title:

INVESTOR:

The Investor executing the Investor Counterpart Signature Page attached hereto and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Investor Counterpart Signature Page

The undersigned, desiring to:

(a)	enter into this Subscription Agreement dated as of ___________, 200__ (the “Agreement”), between the undersigned and Anpath Group, Inc., a Delaware corporation (the “Company”); and

(b)           purchase the securities of the Company as set forth below,

hereby agrees to purchase such securities from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.  The undersigned specifically acknowledges having read the representations in the section of the Agreement entitled “Representations, Warranties and Acknowledgments of the Investor,” and hereby represent that the statements contained therein are complete and accurate with respect to the undersigned as an Investor. The undersigned further hereby agrees that execution by the undersigned of this Investor Counterpart Signature Page shall constitute an agreement to be bound by the terms and conditions of each of the Agreement and the Registration Rights Agreement, with the same effect as if such separate, but related agreement, was separately signed.

Investor herby elects to purchase a total of __________ Units at a price of $10,000 per Unit. (Each Unit consisting of a Note and a Warrant to purchase 20,000 Warrant Shares)

IF AN ENTITY:		IF AN INDIVIDUAL:

Name of Entity:		Print Name:
(Print)
Signature:
By:
	(Signature)	Co-Investor
Print Name:
Print Name:
Signature:

Date:		Date:

ANNEX A INVESTOR QUESTIONNAIRE INDIVIDUAL INVESTORS
Investor Name:
Co-Investor Name:

Individual Executing Profile or Trustee (If Applicable):
Marital Status:

SSN #:	Joint Party SSN #:

Date of Birth:	Joint Party Date of Birth:

Primary Residence:
Street Address:
City, State & Zip Code:

Home Phone:	Home Fax:
Email address:

Business Address:
Business Phone:	Business Fax:
Business Email Address:

ENTITY INVESTORS
Entity Investor Name:
Individual Executing Questionnaire:
Federal Tax ID No.:

Business Address:
Business Street Address:
Business City, State & Zip Code:
Contact Person:
Business Phone:	Business Fax:
Business Email Address:

SECURITY DELIVERY INSTRUCTIONS (Check One):
 Please deliver to the Home Address listed above
	Please deliver to the Business Address listed above
	Please deliver my securities to the following address:

Annex A

ANNEX B CERTIFICATE FOR INDIVIDUAL INVESTORS (Including Grantors of Revocable Trusts)
If the investor is an individual, including married couples and IRA accounts of individual investors, pleased complete, date and sign this Certificate. If the investment is to be held jointly, each investor must execute and deliver the Subscription Agreement and initial their Investor Status as requested below and execute this Certificate.

 Individual	Joint Tenants (both Joint Tenants must initial their Investor Status and sign this Certificate)
 IRA	Tenants in Common (both tenants-in-common must initial their Investor Status and sign this Certificate)
 Tenants in the Entirety	Community Property (all holders must initial their Investor Status and sign this Certificate)
Grantor of a Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor.  If you check this box, please note all Trustees must complete the Investor Status Section below and sign this Certificate).

Names of Grantors:

 Check if any Grantor is deceased, disabled or legally incompetent.

INVESTOR STATUS (Including Grantors of Revocable Trusts)

I certify that I have a net worth (including home, furnishings and automobiles) in excess of $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

Initial if Applicable

I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial if Applicable
I certify that I am a director or executive officer of Anpath Group, Inc.
Initial if Applicable

The undersigned certifies that the representations and responses above are true and accurate:

Investor Name (Print):	Co- Investor Name:

Signature:	Co- Investor Signature:

Date:	Date:

Annex B

ANNEX C ENTITY INVESTORS CERTIFICATE (CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, IRREVOCABLE TRUSTS, AND FOUNDATIONS)
If the Investor is a corporation, partnership, limited liability company, irrevocable trust, pension plan, foundation or other entity, an authorized officer, partner, or trustee must provide the requested information below, initial the Investor Status and sign this Certificate.

Type of Entity (check one):
 Limited Partnership	 General Partnership
 Limited Liability Company	 Corporation
 Irrevocable Trust:	 Other form of organization:
Grantors of Revocable Trust: Please complete Annex B.

Date of Formation:

NOTE: PLEASE PROVIDE A COPY OF THE ORGANIZATIONAL DOCUMENTATION. (i.e., Articles of Incorporation, Partnership Agreement, Operating Agreement, Trust Agreement, etc)

In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status.  Please initial each category applicable to you as an investor in the Company.

A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

Initial if Applicable
A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;
Initial if Applicable
An insurance company as defined in Section 2(13) of the Securities Act;
Initial if Applicable
An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;
Initial if Applicable
A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
Initial if Applicable

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000, 000;

Initial if Applicable

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

Initial if Applicable

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
Initial if Applicable

Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Shares and Warrants, with total assets in excess of $5,000,000;

Initial if Applicable

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares and Warrants, whose purchase is directed by a sophisticated person as described in Rule  506(b)(2)(ii) of the Securities Act; or

Initial if Applicable
An entity in which all of the equity owners qualify under any of the above subparagraphs.*
Initial if Applicable	*If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and have each equity owner complete and deliver Annex A and Annex B hereof:

The undersigned certifies that the representations and responses above are true and accurate and that the undersigned has the authority to execute and deliver the Subscription Agreement and this Certificate on behalf of the Investor and to take other actions with respect thereto.

Entity Investor Name:

By (Signature):

Print Name:

Title:

Annex C